                                  EXHIBIT 21.1

             SUBSIDIARIES AND RESTRICTED AFFILIATES OF THE COMPANY

A.   Subsidiaries

@ Entertainment, Inc.                                                     acq. 8/99
@ Entertainment Programming, Inc.                                         acq. 8/99
@ Entertainment Services Ltd.                                             acq. 8/99
A2000 Hilversum BV                                                        UPC 100%
A2000 Holding N.V.                                                        UPC 100%
A.C.Associes S.A. (f/k/a A.C.A. SA)                                       UPC 99%
Ain Videopole S.A.                                                        UPC acq. 8/99-99%
Algemene Kabel Exploitatie Maatschappij B.V.                              UPC 100%
Analog Seltron Comm. AST S.A.                                             UPC org. '99-70%
Aorta SA                                                                  UPC 99%
Aparatura Electronica Seltron SRL                                         UPC org. '99-70%
Ardenne Videopole S.A.                                                    UPC acq. 8/99-99%
At Media SP zo.o                                                          UPC acq. 8/99
Atlantique Videopole S.A.                                                 UPC acq. 8/99-99%
Auldana Beach Pty Ltd.                                                    2/5/98 Ind.
Austar Entertainment Pty Ltd.                                             2/5/98 Ind.
Austar Retail Pty Ltd.                                                    2/5/98 Ind.
Austar Satellite Pty Ltd.                                                 2/5/98 Ind.
Austar Satellite Ventures Pty Ltd.                                        reorg. 6/99
Austar Services Pty Ltd.                                                  2/5/98 Ind.
Austar United Broadband Pty Ltd.                                          org. 8/99
Austar United Communications Limited                                      org. 6/99
Aveyron Videopole S.A.                                                    UPC acq. 8/99-99%
Beam Bigore Videopole S.A.                                                UPC acq. 8/99-55%
Belmarken Holding B.V.                                                    2/5/98 Ind.
BESY Praha sro                                                            UPC org. `99-97%
Bicatobe Investments B.V.                                                 UPC 100%
Binan Investments B.V.                                                    11/3/98 Reso.
Bourgogne Videopole S.A.                                                  UPC acq. 8/99-99%
Cablage Videopole S.A.                                                    UPC acq. 8/99-99%
Cable Network Brabant Holding B.V.                                        2/5/98 Ind.
Cable Network Holding B.V.                                                11/3/98 Reso.
Cable Network Zuid-Oost Brabant Holding B.V.                              11/3/98 Reso.
Cable Networks Austria Holding B.V.                                       2/5/98 Ind.
Cable Networks Netherlands Holding B.V.                                   2/5/98 Ind.
Cable Star S.A.                                                           2/5/98 Ind.
Cablevision S.A.                                                          acq. 4/29/99
Carryton Pty Ltd.                                                         2/5/98 Ind.
Century Programming Ventures Corp.                                        acq. 9/11/98
Century United Programming Ventures Pty Limited                           reorg. 6/99;UAC 100%
chello broadband (Australia)                                              UPC org. 9/99-100%
chello broadband A.S (Norway)                                             UPC 100%
chello broadband A.S. (Sweden) (f/k/a Stjarnen Multimedia Holding AB)     UPC 100%
chello broadband B.V.                                                     UPC 100%
chello broadband do Brasil Ltda.                                          UPC org. `99-100%
chello broadband GmbH (Austria)                                           UPC 100%
chello broadband GmbH (Germany)                                           UPC 100%
chello broadband Inc.                                                     UPC org. `99-100

chello broadband Limited                                                  UPC 100%
chello broadband N.V.                                                     UPC 100%
chello broadband Nederland B.V.                                           UPC 100%
chello broadband S.A.R.L.                                                 UPC 100%
Chippawa Pty Ltd.                                                         AUC
Citecable Auvergne S.A.                                                   UPC acq. 8/99-99%
Citecable Caladois S.A.                                                   UPC acq. 8/99-99%
Citecable centre Bretagne S.A.                                            UPC acq. 8/99-99%
Citecable Essone S.A.                                                     UPC acq. 8/99-99%
Citecable Est S.A.                                                        UPC acq. 8/99-99%
Citecable Goussainville S.A.                                              UPC acq. 8/99-99%
Citecalbe Haute-Saone S.A.                                                UPC acq. 8/99-99%
Citecable Jurassienne S.A.                                                UPC acq. 8/99-99%
Citecable Regions S.A.                                                    UPC acq. 8/99-99%
Citecable Rhone Aspes SA                                                  UPC acq. 8/99-99%
Citecable SA                                                              UPC acq. 8/99-99.9%
Citecable Saintonges S.A.                                                 UPC acq. 8/99-99%
Citereseau SA                                                             UPC acq. 8/99-99%
Continental Century Pay TV Pty Ltd.                                       AUC 100%
Control Cable Ventures SRL                                                2/5/98 Ind.
CTV Pty Ltd.                                                              2/5/98 Ind.;12-16-94RestrAff
CV American Holdings, LLC                                                 UIPI 100%
Diplomatic International Comimpex SRL                                     UPC 70%
Dovevale Pty Ltd.                                                         2/5/98 Ind.
Enalur S.A. (Chile)                                                       org. 6/98
Enalur S.A. (Uruguay)                                                     org. 6/97
Est Videopole S.A.                                                        UPC acq. 8/99-99%
Eurosat S.R.L.                                                            UPC 51%
EVT SP zo.o                                                               UPC 92%
Franche Comte Videopole S.A.                                              UPC acq. 8/99-99%
GelreVision Holding B.V.                                                  UPC 100%
Ground Zero Media SP zo.o                                                 UPC acq. 8/5/99-100%
Grovern Pty Ltd.                                                          2/5/98 Ind.
Herault Videopole SA                                                      UPC acq. 8/99-99%
Hungary Holding Co.                                                       10/8/98 Reso.
Ilona Investments Pty Ltd.                                                AUC 100%
Interactive Television Network, Inc.                                      77.5%; aff 2/16/95 Reso.
Intercomm France Holding SA                                               UPC acq. 2/00-100%
Inversiones UIH Latin America Limitada                                    ULA 99.9%;aff-2/5/98 Ind.
Iroise Videopole S.A.                                                     UPC acq. 8/99-99%
Jacolyn Pty Ltd.                                                          2/5/98 Ind.
Kabel Net Brno A.S.                                                       2/5/98 Ind.
Kabel Net Holding A.S.                                                    2/5/98 Ind.
Kabelkom Holding Co.                                                      10/8/98 Reso.
Kabelkom Management Co.                                                   10/8/98 Reso.
KabelPlus A.S.                                                            UPC org. `99-100%
KabelPlus akoiova spolocnost                                              UPC org. `99-100%
KabelPlus Bratislava SRO                                                  UPC org. `99-100%
KabelPlus CB A.S.                                                         UPC org. `99-100%
KabelPlus Jizni Morava A.S.                                               UPC org. `99-100%
KabelPlus Praha A.S.                                                      UPC org. '99-100%
KabelPlus-Rodina sro                                                      UPC org. `99-80%
KabelPlus Sevemi Cechy A.S.                                               UPC org. `99-100%

KabelPlus Sevemi Morava A.S.                                              UPC org. `99-100%
KabelPlus Stredni Morava A.S.                                             UPC org. `99-100%
KabelPlus Tel A.S.                                                        UPC org. `99-100%
KabelPlus Vychodne Slovensko SRO                                          UPC org. '99-100%
KabelPlus Vychodni A.S.                                                   UPC org. `99-100%
Kabeltel s.r.o.                                                           2/5/98 Ind.
Kabeltelevisie Amsterdam BV                                                UPC 100%
Kabeltelevisie Eindhoven N.V.                                             2/5/98 Ind.
Keansburg Pty Ltd.                                                        2/5/98 Ind.
Kidillia Pty Ltd.                                                         2/5/98 Ind.
Kiwi Cable Company Ltd.                                                   Saturn 100%
Lebesa Holding BV                                                         UPC 100%
Loire Videopole S.A.                                                      UPC acq. 8/99-99%
Lystervale Pty Ltd.                                                       2/5/98 Ind.
Maxi-Vu Pty Ltd.                                                          2/5/98 Ind.
Maxinetwerken B.V.                                                        UPC 100%
Media Partic SA                                                           UPC acq. 8/99-99%
MediaReseaux S.A.                                                         2/5/98 Ind.
Melita Partnership                                                        UII mgp;2/5/98Ind.-UnresAff
Minorite Pty Ltd.                                                         2/5/98 Ind.
Monor Telfon Tarasag Rt.                                                  UPC acq. 95%;12/16/94 Reso.
Mozaic Entertainment, Inc.                                                UPC acq. 8/5/99-100%
Multicanal Holdings SRL                                                   2/5/98 Ind.
Multicanal Televisao por Cabo, SGPS, Ltda                                 UPC 100%
Multitel S.A.                                                             org. 3/98
MundiTelecom                                                              UPC acq. 2/1/00-50.003%
NBS Nordic Broadcasting Services AB                                       UPC acq. 8/4/99-UPC 100%
NEC Carling l'Hopital S.A.                                                UPC acq. 8/99-99%
NEC Videopole S.A.                                                        UPC acq. 8/99-99%
Newcastle Microwave Pty Ltd.                                              AUC 100%
Newcom S.A.                                                               acq. 4/29/99
Nord Videopole S.A.                                                       UPC acq. 8/99-99%
N.V. TeleKabel                                                            UPC 100%
N.V. TeleKabel Beheer                                                     UPC 100%
Open Net S.A.                                                             org. 12/97
Orloff Pty Ltd.                                                           2/5/98 Ind.
Ouest Videopole S.A.                                                      UPC acq. 8/99-99%
Palara Vale Pty Ltd.                                                      2/5/98 Ind.
Paruse B.V.                                                               UPC 100%
Plator Holding B.V.                                                       UPC 100%
Poland Cablevision (NL) BV                                                UPC acq. 8/99-92%
Poland Communications, Inc.                                               UPC acq. 8/99-100%
Polska Telewizja Kablowa SA                                               UPC acq. 8/99-98%
Polska Telewizja Kablowa-Krakow S.A.                                      UPC acq. 8/99-92%
Polska Telewizja Kablowa-Warshaw S.A.                                     UPC acq. 8/99-92%
Priority Telecom N.V.                                                     UPC 100%
Priority Telecom Netherlands B.V.                                         UPC 100%
Priority Telecom Norway S.A.                                              UPC org. `99-100%
Priority Wireless B.V.                                                    UPC org. `99-100%
Priority Wireless Telecommunications GmbH                                 UPC org. `99-100%
RC Bretagne Sud S.A. (f/k/a RCBS Lorient S.A.)                            UPC 95%
RC Indres S.A. (f/k/a RCI Chateauroux S.A.)                               UPC 95%
RC Nivemais S.A. (f/k/a RCN Nevers S.A.)                                  UPC 95%

RC Yonnais S.A. (f/k/a RCY Roches S.A.)                                   UPC 95%
RCA Cote d'Azur S.A.                                                      UPC 94%
RCC Cholet S.A.                                                           UPC 95%
RCH Hainaut S.A.                                                          UPC 95%
RCP Perigord S.A.                                                         UPC 95%
RCR Roanne S.A.                                                           UPC 94%
Red de Television y Servicios Por Cable S.A.                              acq. 4/29/99
Regicom Partenariat S.A.                                                  UPC acq. 8/99-99%
Research Enterprises, Inc.                                                UGC 100%
Reseaux Cable France S.A. (f/k/a RCF Holding S.A.)                        UPC 95%
SatNet spol sro                                                           UPC org. `99- 97%
Saturn Communications Limited                                             2/5/98 Ind.
Saturn (NZ) Holding Company Pty Ltd.                                      org. 6/99
Savoie Videopole S.A.                                                     UPC acq. 8/99-99%
Scaninvest I B.V.                                                         UPC 70%
Scaninvest II B.V.                                                        UPC 100%
Seine et Marne S.A.                                                       UPC acq. 8/99-99%
Selasa Holding B.V.                                                       UPC 100%
Selectronic SRL                                                           UPC 70%
Sirc Holding SNC                                                          UPC 99%
SIRC SNC                                                                  UPC 96%
SLC Tignes S.A.                                                           UPC acq. 8/99-99%
Somerco Sarl                                                              UPC 78%
Sopron Varosi Kft                                                         UPC 79%
SpaceNet AB                                                               UPC acq. 8/99-100%
Starport SA                                                               UPC acq. 8/99-100%
Stipdon Investments B.V.                                                  9/18/98 Reso.
Stjarn TV AB                                                              UPC acq. 8/99-100%
Stjarn TVnatet AB                                                         UPC acq. 8/99-100%
Stjarnen Multimedia Varlden AB                                            UPC acq. 8/99-100%
Stockholms Kabel TV AB                                                    UPC acq. 8/99-100%
Stockholms Stads Televisions AB                                           UPC acq. 8/99-100%
STV Pty Limited                                                           2/5/98 Ind.;12/16/94RestAff
Sud Est Videopole S.A.                                                    UPC acq. 8/99-99%
Sud Ouest Videopole S.A.                                                  UPC acq. 8/99-99%
Szabinet Kft                                                              UPC 79%
Szolnex Kft                                                               UPC 79%
Tara Television Global Ltd.                                               2/5/98 Ind.-UPC100%
Tara Television Limited                                                   2/5/98 Ind.-UPC 80%
Tara Television (UK) Limited                                              2/5/98 Ind.-UPC 80%
Telekabel-Fernsehnetz Region Baden Betriebs-GmbH                          2/5/98 Ind.
Telekabel-Fernsehnetz Wiener Neustadt Neunkirchen Betriebs-GmbH           2/5/98 Ind.
Telekabel Graz GmbH                                                       2/5/98 Ind.
TeleKabel Hungary N.V.                                                    10/8/98 Reso.
Telekabel Klagenfurt GmbH                                                 2/5/98 Ind.
Telekabel Omroep Facilitair Bedrijf B.V.                                  UPC 100%
Telekabel Wien GmbH                                                       2/5/98 Ind.
Teleweb Ltda.                                                             org. 11/98
Teleweb S.A.                                                              org. 5/98
Tishdoret Achzakot Ltd.                                                   11/3/98 Reso/BinanSub
Trade A Technology A.S.                                                   UPC org. `99-100%
Trnavatel s.r.o.                                                          2/5/98 Ind.


TV Show Brasil S.A.                                                       acq. 9/98;9/19/97 ResAff
UAP Australia Programming Pty Ltd.                                        AUC 100%
UCOM Latin America Finance Inc.                                           org. 6/99
U.C.T. - Netherlands B.V.                                                 11/3/98 Reso/BinanSub
UIH Asia Investment Co.                                                   2/5/98 Ind.
UIH Asia, Ltd.                                                            2/5/98 Ind.
UIH China Holdings, Inc.                                                  2/5/98 Ind.
UIH do Brasil Tecnologia Ltda.                                            2/5/98 Ind.
UIH Hunan, Inc.                                                           2/5/98 Ind.
UIH ILO S.A.                                                              org. 1998
UIH Middle East, Inc.                                                     2/5/98 Ind.
UIH Peru, S.A.                                                            2/5/98 Ind.
UIH Philippines Holdings, Inc.                                            2/5/98 Ind.
UIH Romania Ventures, Inc.                                                2/5/98 Ind.
UIH-SFCC II, Inc.                                                         2/5/98 Ind.
UIH-SFCC Holdings, L.P.                                                   2/5/98 Ind.
UIH-SFCC L.P.                                                             2/5/98 Ind.
UIH Taiwan Company Ltd.                                                   UGC 100%
UIH Venezuela, Inc.                                                       2/5/98 Ind.;9/19/97Reso-Unrestr
UII Management                                                            UPC 100%
Uniport Communications B.V.                                               UPC 80%
United Argentina, Inc.                                                    2/5/98 Ind.
United Asia/Pacific Communications, Inc.                                  2/5/98 Ind.
United Austar, Inc.                                                       2/5/98 Ind.
United Austar Transponder, Inc. (f/k/a UIH Austar Transponder, Inc.)      2/5/98 Ind.
United Australia Holdings, Inc.                                           2/5/98 Ind.
United Australia/Pacific, Inc.                                            2/5/98 Ind.
United Australia/Pacific Finance, Inc.                                    2/5/98 Ind.
United Brazil, Inc.                                                       2/5/98 Ind.
United Chile, Inc.                                                        2/5/98 Ind.
United Chile Ventures Inc. (f/k/a UIH Chile Ventures, Inc.)               org. 4/99
United El Salvador, Inc. (f/k/a UIH El Salvador, Inc.)                    2/5/98 Ind.
United Europe, Inc.                                                       2/5/98 Ind.
United Hungary, Inc. (f/k/a UIH Hungary, Inc.)                            2/5/98 Ind.
United International Holdings Argentina, S.A.                             2/5/98 Ind.
United International Investments                                          11/3/98 Reso/Binan Sub;2/98Unrest
United International Properties, Inc.                                     2/5/98 Ind.
United Latin America, Inc.                                                2/5/98 Ind.
United Latin America Holdings, Inc.                                       2/5/98 Ind.
United Latin America Management, Inc.                                     2/5/98 Ind.
United Latin America Programming, Inc. (f/k/a UIH Latin                   2/5/98 Ind.
         America Programming, Inc.)
United Latin America Ventures Inc. (f/k/a UIHLA Ventures Inc.)            2/5/98 Ind.
United Management, Inc.                                                   2/5/98 Ind.
United Mexico, Inc. (f/k/a UIH Mexico, Inc.)                              2/5/98 Ind.
United Mexico Resources, Inc. (f/k/a UIH Mexico Resources, Inc.)          2/5/98 Ind.
United Mexico Ventures, Inc. (f/k/a UIH Mexico Ventures, Inc.)            2/5/98 Ind.
United Pan-Europe Communications N.V.                                     2/5/98 Ind.
United Peru, Inc. (f/k/a UIH Peru, Inc.)                                  2/5/98 Ind.
United Programming, Inc.                                                  2/5/98 Ind.
United Taiwan, Inc. (f/k/a UIH Taiwan, Inc.)                              2/5/98 Ind.
United UK, Inc. (f/k/a UIH UK, Inc.)                                      2/5/98 Ind.
United Wireless Pty Limited                                               2/5/98 Ind.

United Wireless Systems Pty Ltd.                                          AUC 81%
United Wireless (Wholesale) Pty Ltd.                                      AUC 81%
UPC Belgium SA (f/k/a Radio Public NV/SA)                                 2/5/98 Ind.
UPC Czech Holding BV                                                      UPC 100%
UPC Facility B.V.                                                         UPC org. 7/20/99-100%
UPC France SA (fka Media Reseaux Marne SA)                                2/5/98 Ind.
UPC Iberian Programming, Inc. (f/k/a Spanish Program Services C.V.)       2/5/98 Ind.
UPC Intermediates B.V.                                                    9/18/98 Reso.
UPC Ireland Ltd.                                                          UPC org.8/99-100%
UPC Magyarorszag Kft.                                                     UPC 79%
UPC Nederland NV (fka United TeleKabel Holding N.V.)                      UPC 100%
UPC Norge AS (fka Janco Multicom A/S)                                     2/5/98 Ind.
UPC Programming B.V.                                                      UPC 100%
UPC Romania Holding B.V.                                                  UPC 100%
UPC Romania Holding VoF                                                   UPC org. `99-70%
UPC Romania, Inc. (fka UIH Romania, Inc.)                                 2/5/98 Ind.
UPC Services Ltd.                                                         UPC 100%
UPC Services Nederland BV                                                 UPC org. `99-100%
UPC Slovakia Holding BV                                                   UPC 100%
UPC Slovensko SRO (fka SKT SRO)                                           UPC 100%
UPC Staffing, Inc.                                                        UPC org. `99-100%
UPC Switzerland AG                                                        UPC org. `99-100%
UTH II B.V.                                                               UPC org. `99-100%
Vermint Grove Pty Ltd.                                                    2/5/98 Ind.
Videopole Assistance S.A.                                                 UPC acq. 8/99-99%
Videopole Publications S.A.                                               UPC acq. 8/99-99%
Videopole S.A.                                                            UPC acq. 8/99-99%
Videopole Services S.A.                                                   UPC acq. 8/99-99%
VTR Cable Express S.A.                                                    acq. 4/29/99
VTR Cable Express (Chile) S.A.                                            acq. 4/29/99
VTR Galaxy S.A.                                                           acq. 4/29/99
VTR Global Com S.A. (f/k/a VTR Hipercable, S.A.)                          acq. 4/29/99
VTR Net S.A.                                                              acq. 4/29/99
VTR Telefonica S.A.                                                       acq. 4/29/99
Weather 21 Pty Ltd.                                                       acq. 11/99; 9/17/99 Rest. Aff.
Windytide Pty Ltd.                                                        2/5/98 Ind.
Wizja Television Ltd.                                                     UPC acq. 8/99
Wizja TV BV                                                               UPC acq. 8/99
Wizja TV SP zo.o                                                          UPC acq. 8/98
Wollongong Microwave Pty Ltd.                                             AUC 100%
Xtek Bay Pty Ltd.                                                         2/5/98 Ind.
Yanover Pty Ltd.                                                          2/5/98 Ind.
Zeblas B.V.                                                               UPC 100%
Zomerwind Holding B.V.                                                    10/8/98 Reso.

B.   Restricted Affiliates

Construcciones Megapo de Acapulco, S.A. de C.V.                           acq. 1/14/00
Cuernamu, S.A. De C.V.                                                    2/5/98 Ind.
Grupo Telecable de Mexico, S.A. de C.V.                                   2/5/98 Ind.
Hunan International Telecommunications Company Limited                    6/16/95 Reso.
Iberian Programming Services C.V.                                         11/10/95 Reso;UPC 49.95%
Massive Interactive Pty Ltd.                                              3/24/00 Resol
Massive Media Pty Ltd.                                                    3/24/00 Reso.
Massive Technologies Pty Ltd.                                             3/24/00 Resol
Mega Com-M Servicios, S.A. de C.V.                                        12/16/94 Reso.
Megapo Communicaciones de Mexico S.A. de C.V.                             8/14/98 Reso.; 90% econ.
Melita Cable TV plc                                                       11/3/98 Reso.
MGM Networks Latin America LLC                                            9/17/99
Multicanal TPS, S.A.                                                      2/5/98 Ind.;UPC 50%
Nidlo B.V.                                                                11/10/95 Reso.; UPC 50%
Selectra Pty Ltd.                                                         9/17/99 Reso.; sub 2/5/98 Ind.
Societe Francaise des Communications et du Cable S.A.                     12/16/94 Reso.
Telecable de Chilpancingo, S.A. de C.V.                                   12/16/94 Reso.
Telecable de Morelos, S.A. de C.V.                                        12/16/94 Reso.
Telecable Mexicano, S.A. de C.V.                                          12/16/94 Reso.
Telefenua S.A.                                                            12/16/94 Reso.
Television Universidad de Talca S.A.                                      2/5/98 Ind.
Tevel Israel International Communications Ltd.                            11/3/98 Reso.
TV Cabo e Comunicacoes de Jundiai S.A. (fka Jundiai TV Cable)             6/16/95 Reso.
United Mexico Communicaciones S.A. de C.V.                                3/24/00 Reso.
Vinatech Pty Ltd.                                                         9/17/99 Reso.; sub 2/5/98 Ind.
Vision por Cable de Oaxaca, S.A. de C.V.                                  12/16/94 Reso.
Xtra Music Limited                                                        3/26/99 Reso.; UPC 41%
xyz Entertainment Pty Limited                                             6/16/95 Reso.